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                                                                 Exhibit 23.1(b)

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-53899) of CLARCOR Inc. of our report dated May 26, 2004, relating to the financial statements of the CLARCOR Inc. 401(k) Retirement Savings Plan included in this Annual Report on Form 11-K.

/s/ BDO Seidman, LLP
Chicago, Illinois
July 7, 2005

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